Bread & Butter Fund
Supplement to Prospectus and
Statement of Additional Information
Supplement Dated January 14, 2009 to the
Prospectus dated April 30, 2008


Bread & Butter Fund has appointed a new Transfer Agent and Fund Accounting firm, Mutual Shareholder Services, LLC, effective January 15, 2009. The change will not affect the status of your account or your investment in the Bread & Butter Fund
(the "Fund").

THERE IS NO ACTION REQUIRED ON YOUR PART.

All account applications, investment remittances, redemption requests and written correspondence relating to your investment in the Fund should be directed to the following address effective January 15, 2009:

		Bread & Butter Fund
		8000 Town Centre Drive, Suite 400
		Broadview Heights, OH  44147

To purchase shares by wire an investor should call the Fund at (440) 922-0066 for wire instructions.



PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE